PINNACLE FUND

                      Indianapolis, Indiana





Dear Fellow Shareholders

The Pinnacle Fund had a excellent year rising 35.4% in 1995.  The
Fund's return dramatically outpaced the nation's moderate inflation rate of 2.6% and substantially outperformed the 31.5% gain for the average growth fund as reported by Lipper Analytical.

Two factors explain the exceptional returns for the financial markets in 1995. The slowing pace of economic growth enabled long term interest rates to decline from a high of over 8% to near 6% at the end of last year. The interest rate decline was accompanied by an 18% growth in corporate profits. Thus, the markets not only benefited from low inflation and interest rates but also strong profit growth brought about by improving corporate productivity.

Pinnacle Fund shares showed a strong gain in this environment. Early in the year the Fund invested a substantial portion of the portfolio in large multinational growth issues. These stocks did well in a period of slowing economic growth. We also did not overweight the technology sector and did not suffer the negative results incurred by this group in the second half of 1995. Particular emphasis was on firms with new products or services that were gaining market share from competitors.

Given the slow pace of economic growth in our current outlook, we continue to feel that individual stock selection will determine the success of your investments. We believe the Fund is well positioned to benefit in this environment. Thank you for your continued support.

                              Sincerely,
                              Thomas F. Maurath
                              President


                              Robert D. Markley
                              Secretary/Treasurer

February 28, 1996

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1995


Assets
     Investments, at value
      Common stock (cost $10,571,674)     $14,467,931
      Short-term notes (cost $608,529)        608,529

                                                      $15,076,460
    Dividends and interest receivable                     18,255
   Other receivable                                         100

              Total assets                             15,094,815

Liabilities
Payables
  Investment advisory fee                       9,318
  Custodian fee                                 4,644
  Accrued expenses                             22,715
  Investment securities purchased             371,683
  Other payable                                13,544

             Total liabilities                            421,904


Net Assets equivalent to $22.47 per share for
     653,101.812 shares outstanding (unlimited
     authorization, no par value; offering price
     equal to net asset value per share)              $14,672,911

See notes to financial statements.

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1995

INVESTMENT INCOME
    Income:
     Dividends                               $177,559
     Interest                                  41,640
        Total income                                    $  219,199

   Expenses
     Investment advisory fee                  110,245
     Custodian fees                            21,207
     Legal and audit                           15,948
     Trustees' fees                               400
     Printing and postage                       1,268
     Gross income taxes                         2,620
     Other                                      6,149
        Total expenses                                     157,837
       Net investment income                               61,362

REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS
   Realized gain from security
   transactions (excluding
   short-term notes):
   Proceeds from sales                     11,236,362
   Cost of securities sold                  9,550,403
     Net realized gain from
     security transactions                               1,685,959

   Unrealized appreciation
   of investments:
     End of year                            3,896,257
     Beginning of year                      1,428,880
      Change in unrealized
      appreciation of investments                        2,467,377
     Net gain on investments                            4,153,336
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS                              $4,214,698

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                           Year Ended December 31
                                           1995              1994
Operations:
   Net investment income                 $    61,362   $    57,635
  Net realized gain from
   security transactions                   1,685,959     1,242,934
  Change in unrealized
   appreciation of investments             2,467,377    (1,475,430)
  Increase (decrease) in net
   assets from operations                  4,214,698      (174,861)

Distributions to Shareholders From:
   Net investment income                     (62,118)      (59,653)
  Net realized gains from
   security transactions                  (1,684,738)   (1,243,287)
   Decrease in net assets
    from distributions
    to shareholders                       (1,746,856)   (1,302,940)

Capital share transactions:
   Proceeds from sales of shares             960,552       993,175
  Net asset value of shares issued
   to shareholders in
   reinvestment of dividends
   and distributions                       1,628,635     1,215,530
  Cost of shares redeemed                (3,398,320)   (2,851,424)
   Decrease in net assets
    from capital share
    transactions                            (809,133)     (642,719)

     Total increase (decrease)
     in net assets                         1,658,709    (2,120,520)

Net Assets:
  Beginning of Year                       13,014,202    15,134,722
 End of Year including
  undistributed (excess of
  distributions over)
  net investment income
  of $(281) and
  $475, respectively                     $14,672,911   $13,014,202

See notes to financial statements.

SCHEDULE OF INVESTMENTS
December 31, 1995                    Shares or       Market
  COMMON STOCKS                      Principal       Value
                                     Amount          (Note 1)
AEROSPACE & DEFENSE (5.40%)
   Boeing Company                       5,200     $   407,550
   Loral Corporation                   11,500         406,813
                                                      814,363

AUTO/TRUCKS & PARTS (0.45%)
    ITT Industries, Inc.                2,800          67,200

BANKS & FINANCE (8.56%)
    Federal National
    Mortgage Association                3,000         372,375
    General Re Corporation              2,200         341,000
    Heritage Financial Services, Inc.  10,000         192,500
    MGIC Investment Corporation
     Wisconsin                          7,100         385,175
                                                    1,291,050
BUSINESS SERVICES (7.25%)
   *Ceridian Corporation                8,200         338,250
    First Data Corporation              6,000         401,250
    General Motors Corporation Class E  6,800         353,600
                                                    1,093,100

CHEMICALS (2.27%)
    Monsanto Company                    2,800         343,000

COMMUNICATIONS (4.22%)
    SBC Communications, Inc.            5,600         322,000
    Worldcom, Inc.                      8,900         313,725
                                                      635,725

COMPUTER SYSTEMS & SOFTWARE (9.83%)
    Hewlett-Packard Company             4,200         351,750
    Microsoft Corporation               4,000         351,000
    Oracle Corporation                  8,400         355,950
   *Sterling Software, Inc.             6,800         424,150
                                                    1,482,850

CONGLOMERATES (7.68%)
   Emerson Electric Company             4,800         391,200
   General Electric Company             5,700         410,400
   Tyco International Ltd.             10,000         356,250
                                                    1,157,850

CONSUMER SERVICES (3.70%)
   ITT Corporation                      2,800         148,400
   Service Corporation International    9,300         409,200
                                                      557,600

CONSUMER STAPLES (12.30%)
   Coca-Cola Company                    5,750         426,937
   Kimberly-Clark Corporation           4,500         372,375
   Pepsico, Inc.                        6,000         335,250
   Philip Morris Companies, Inc.        3,600         325,800
   Proctor & Gamble Company             4,750         394,250
                                                    1,854,612

SCHEDULE OF INVESTMENTS (cont.)
December 31, 1995
                                     Shares or       Market
                                     Principal       Value
                                        Amount     (Note 1)

ELECTRONICS (1.87%)
   Avnet, Inc.                          6,300   $   281,925

ENTERTAINMENT (2.43%)
   Walt Disney Company                  6,200       365,800

HEALTH CARE (17.13%)
  *Amgen, Inc.                          8,000       475,000
   Cardinal Health, Inc.                6,100       333,975
   Columbia/HCA Healthcare Corporation  8,000       406,000
   Johnson & Johnson                    5,300       453,812
   Merck & Company, Inc.                6,800       447,100
   Pfizer, Inc.                         7,400       466,200
                                                  2,582,087

INSURANCE (3.75%)
   American International Group, Inc.   4,650       430,125
   ITT Hartford Group, Inc.             2,800       135,450
                                                    565,575

 OFFICE & PHOTOGRAPHIC EQUIPMENT (2.13%)
  *Viking Office Products, Inc.         6,900       320,850

RESTAURANTS (2.78%)
   McDonald's Corporation               9,300       419,663

RETAIL (1.94%)
   Albertson's, Inc.                    8,900       292,587

TOYS (2.27%)
   Mattel, Inc.                        11,125       342,094

TOTAL COMMON STOCKS (95.96%)                     14,467,931

SHORT-TERM NOTES (4.04%)
   Eli Lilly & Co. (5.60%)                668           668
   General Mills, Inc. (5.70%)        300,825       300,825
   Pitney Bowes Credit Corp. (5.70%)   34,312        34,312
   Sara Lee Corp. (5.70%)              54,647        54,647
   Southwestern Bell Telephone (6.00%)  3,304         3,304
   Warner Lambert (5.70%)             190,164       190,164
   Wisconsin Electric
    Power Corp. (5.80%)                24,609        24,609

TOTAL SHORT-TERM NOTES                              608,529

TOTAL INVESTMENTS                               $15,076,460

*  Non-income producing security.


FINANCIAL HIGHLIGHTS

                                               Year Ended December 31
                                  1995       1994      1993     1992     1991
Selected data for each share
 outstanding throughout the
 period is as follows:
 Net asset value,
  beginning of period            $18.83     $21.15    $21.83   $22.14   $16.87


Income from Investment
 Operations
  Net investment income             .11        .09       .10      .13      .25

  Net gains or losses on
  securities (both realized
  and unrealized)                  6.54        (.34)     .62    (.29)     6.48

    Total from investment
     operations                    6.65        (.25)     .72    (.16)     6.73

     Dividends (from net
      investment income)           (.11)       (.09)    (.10)   (.13)     (.25)

     Distributions (from
      capital gains)              (2.90)      (1.98)   (1.30)   (.02)    (1.21)

Net Asset Value, End of Period   $22.47      $18.83   $21.15   $21.83   $22.14

Total Return                      35.4%       (1.1)%    3.3%     (.7)%   39.9%

Ratios/Supplemental Data
     (in thousands)
  Net assets, end of period     $14,673     $13,014   $15,135  $14,721  $12,116
  Ratio of expenses to
   average net assets             1.14%       1.15%     1.17%    1.18%     1.27%
  Ratio of net income
   to average net assets           .44%        .41%      .46%     .67%     1.33%
  Portfolio turnover rate        68.48%      91.01%    85.35%   33.26%    55.00%
  Average commission rate paid   $.0590

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

Organization: Pinnacle Fund (the "Fund") was formed as a business trust under the laws of the state ofIndiana on December 19, 1984, and is registered under the Investment Company Act of 1940 as an open-end diversified investment company. The Fund invests primarily in common stocks as well as some money market and fixed income investments. The Fund is licensed to sell shares in Indiana, Ohio and Michigan. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of the revenues, expenses, gains, losses and other changes in net assets during the reporting period. Actual results could differ from those estimates.

Investment Valuation: Securities traded on a national exchange are valued at their last reported sales price on the primary exchange on which they are traded. Securities traded in the over-the-counter market, and listed securities for which no sale was reported on that date, are valued at the last reported bid price. Securities for which there are no readily available market quotations are valued at their fair value as determined in good faith by the Board of Trustees.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates current market value. The cost of investments is the same for financial reporting and federal income tax purposes.

Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined on the specific-identification method for financial reporting and federal income tax purposes. Dividends from equity securities are recorded as income on the ex-dividend date. Interest income from debt securities is accrued on a daily basis.

Federal Income Taxes: It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. On such basis, the Fund has not incurred and, under present law, will not incur any liabilities for income taxes on such income.

Distributions to Shareholders: Distributions in cash or shares of the Fund are recorded on the ex-dividend date. Distributions payable in shares of the Fund are made at net asset value on the ex-dividend date.

NOTES TO FINANCIAL STATEMENTS


NOTE 2 - INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH
AFFILIATES:

Under an investment advisory agreement with the Fund, Heartland Capital Management, Inc. ("Advisor") provides investment advisory services and certain other services and facilities required by the Fund to conduct its business. For such services, the Fund pays an annual investment advisory fee equal to .80% of the average daily net assets of the Fund. The fee is computed daily and payable monthly. For the year ended December 31, 1995, the Fund incurred investment advisory fees of $110,245.

The Advisor has agreed to reimburse the Fund to the extent annual operating expenses, including the investment advisory fee but excluding interest, taxes, and brokerage commissions, exceed the sum of (i) 2% of the first $10 million of the Fund's average net assets, (ii) 1 1/2% of the next $20 million of such assets, and
(iii) 1% of any excess over $30 million. Reimbursement was not required for the year ended December 31, 1995.

Three officers/trustees of the Fund are also officers, directors, and principal shareholders of the Advisor. The Advisor's profit sharing trust is a shareholder of the Fund.